Filed Pursuant to Rule 497(e)

Registration No. 333-66181

MORGAN KEEGAN SELECT FUND, INC. (the “Company”)

Regions Morgan Keegan Select Short Term Bond Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select High Income Fund

Supplement dated July 29, 2008 (“Supplement”) to the

Company’s Prospectus dated November 1, 2007 (“Prospectus”)

This Supplement, which updates certain information contained in the Company’s Prospectus for Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, each a separate series of the Company (each, a “Fund,” and together, the “Funds”), relates to disclosure changes regarding the appointment of Hyperion Brookfield Asset Management, Inc. as the new investment adviser to the Funds. This Supplement should be retained and read in conjunction with the Prospectus. Capitalized terms not otherwise defined herein have the meanings set forth in the Prospectus.

Effective July 29, 2008, all references in the Prospectus to Morgan Asset Management, Inc. (“Morgan Asset Management”), are replaced with Hyperion Brookfield Asset Management, Inc. (“Hyperion Brookfield,” or, the “Adviser”), a registered investment adviser and wholly owned subsidiary of Brookfield Asset Management Inc., as a result of the appointment of Hyperion Brookfield as the new investment adviser to the Funds that were previously managed by Morgan Asset Management. On July 11, 2008, the Funds’ shareholders approved, via proxy vote, the selection of Hyperion Brookfield as the new investment adviser to the Funds. The change in the Company’s investment adviser to Hyperion Brookfield will not change the Principal Objective, Principal Investment Strategies or Principal Risks of each Fund, as described in the Prospectus. In addition, Hyperion Brookfield has entered into, and the Board of Directors of the Company has approved, an expense limitation agreement (“Expense Limitation Agreement”) with respect to each Fund, the terms of which are substantially similar to the Funds’ expense limitation arrangements that were in place with Morgan Asset Management. The Expense Limitation Agreement provides that the maximum fees and expenses of the Funds will be no greater than those that were in place with Morgan Asset Management for a period of two years as of the date of this Supplement. Morgan Keegan & Company, Inc. continues to serve as the Funds’ transfer agent and dividend disbursing agent and as the distributor of the Funds’ shares.

On page 33 of the Prospectus, in addition to the disclosure under the heading entitled “The front end sales charge for Class A Shares may be eliminated or reduced at purchase if:….” the fourth bullet point is deleted and replaced with the following:

•

“ you are an officer, director, employee or retired employee of Brookfield Asset Management Inc., or its affiliates or of the Company, or you are the legal spouse or a dependent child of any of the foregoing; or

•	you purchase shares on behalf of Brookfield Asset Management Inc. or its affiliates.”

On page 37 of the Prospectus, the subsection entitled “To Sell Some or All of Your Shares,” of the section entitled “How to Redeem Shares,” is replaced in its entirety with the following:

“You may redeem Class A Shares, Class C Shares and Class I Shares through your Morgan Keegan Financial Adviser or by telephoning Morgan Keegan at 800-366-7426. Regions Morgan Keegan Trust customers may redeem shares of a Fund through their local Trust Administrator. You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

By Mail. To redeem shares by mail, written requests must be received in proper form and can be made through Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. The redemption request should include the shareholder’s name, Fund name and class of shares, account number and the share or dollar amount to be redeemed. It is the responsibility of the service provider to promptly submit redemption requests to the Fund. You may redeem some or all of your shares by sending a letter of instruction to your Financial Adviser or Morgan Keegan at 50 North Front Street, Memphis, Tennessee 38103. Trust customers should send a letter of instruction to your local Trust Administrator or to Regions Morgan Keegan Trust at 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203.

By Telephone. Telephone redemption instructions must be received by your investment professional before the close of the NYSE (normally 4:00 p.m. Eastern Time, 3:00 p.m. Central Time) for a Funds’ shares to be redeemed at that day’s closing share price. Orders for redemptions received after this time on any business day will be executed at the close of the next business day. As long as the transaction does not require a written request as described in “Policies for Selling Shares,” you may sell shares by calling your Morgan Keegan Financial Adviser or Morgan Keegan at 800-366-7426. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424. A check will be mailed to you on the following business day.

By Exchange. Please read the applicable prospectus carefully for the Fund into which you are exchanging before you request an exchange. To request an exchange, call or write to Morgan Keegan or Regions Morgan Keegan Trust, as appropriate. Call your Morgan Keegan Financial Adviser or Morgan Keegan at 800-366-7426 or mail your written exchange instructions to Morgan Keegan at 50 North Front Street, Memphis, Tennessee 38103. Trust customers should call their local Trust Administrator or Regions Morgan Keegan Trust at 877-757-7424 or mail your written exchange instructions to Regions Morgan Keegan Trust, 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203.

By Systematic Withdrawal. This plan is designated for retirees and other investors who want regular withdrawals from a Fund account. You may automatically redeem shares in a minimum amount of $100 on a regular basis. Please contact your investment professional for the appropriate forms to complete. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares that are subject to a sales charge while redeeming shares using this program.”

On page 40 of the Prospectus, the subsection entitled “Exchange Privilege, of the section entitled “How to Exchange Shares,” is replaced in its entirety with the following:

“You may exchange shares of a Fund into shares of the same class of any series of the Company without paying a sales charge or a CDSC by calling or writing to Morgan Keegan or Regions Morgan Keegan Trust as appropriate. Shares of any series of the Company may be acquired in exchange for shares of the same class of any other series of the Company without paying a sales charge or a CDSC in the same manner. The date of original purchase of exchanged Class C Shares will be used for purposes of calculating the CDSC imposed upon redemption of exchanged-for-shares.

To exchange shares, you must:

•	meet any minimum initial investment requirements; and

•	receive a prospectus for the series into which you wish to exchange.

For more information about any series of the Company, visit www.hyperionbrookfield.com or call your Morgan Keegan Financial Adviser or Regions Morgan Keegan Trust Administrator for a prospectus. Please read the applicable prospectus carefully before you request an exchange. Shareholders contemplating exchanges into one or more of the series of the Company should consult their tax advisers, since the tax consequences of investing in each series may vary. An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.”

On pages 42 through 45 of the Prospectus, the section entitled “Account Policies,” is replaced in its entirety with the following:

“Business Hours

You can purchase, redeem or exchange shares of the Funds any day the NYSE is open (generally Monday through Friday). Representatives of the Funds are available normally from 8:30 a.m. to 5:30 p.m. Eastern Time on these days. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. Please refer to the Statement of Additional Information for a listing of days when the NYSE is closed.

Calculating Share Price

Shares of the Funds are sold at their NAV plus any applicable front-end sales charge and redeemed at NAV less any applicable CDSC on days on which the NYSE is open for trading. Each Fund calculates its NAV as of the close of regular trading (approximately 4:00 p.m. Eastern Time, or any earlier NYSE closing time that day) on each day the NYSE is open for trading. The NYSE is not open for trading on weekends and on certain days relating to the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if the Funds determine it is in the shareholders’ interest to do so. Your order will be priced at the next calculated NAV plus any applicable front-end sales charge after your order is received in proper form (as described in this Prospectus). The NAV for each class of a Fund’s shares is computed by subtracting the liabilities from the total assets attributable to each class of shares and dividing the result by the number of shares outstanding.

Valuation of Portfolio Investments

Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies are valued at the NAV as reported by those investment companies.

When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures established by and under the supervision of the Company’s Board. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Funds. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2)trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing services is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security;(2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, Treasury yield curve, credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

Telephone Requests

When you open an account with Morgan Keegan, you automatically receive telephone privileges, allowing you to place orders for your account by telephone. Your financial adviser can also use these privileges to request exchanges and redemptions of Fund shares in your account. Morgan Keegan may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service.

Unauthorized telephone requests are rare; however, as long as Morgan Keegan and your investment professional takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests.

Transfer Agent

Morgan Keegan, located at Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103, is the Funds’ transfer agent and receives a fee for services.

Confirmations and Account Statements

Morgan Keegan. Morgan Keegan customers will receive confirmation of purchases, redemptions, and exchanges. In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends, and capital gain distributions paid. You have the duty to examine all statements, confirmations, and other reports or notices upon receipt from Morgan Keegan and to report any errors or unauthorized trading to Morgan Keegan’s Customer Service Department within the time limits specified in the client agreement on the New Account Form.

Regions Morgan Keegan Trust. Regions Morgan Keegan Trust customers also will receive confirmation of purchases, redemptions and exchanges except for systematic program transactions. You will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gain distributions paid. You have the duty to examine all statements, confirmations and other reports or notices upon receipt from Regions Morgan Keegan Trust and to report any errors or unauthorized trading by calling 877-757-7424.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in your account and pay you the proceeds if your account balance falls below the required minimum initial investment amount due to exchanges and redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum. If you do not take action within 30 days, Morgan Keegan may sell your shares and mail the proceeds to you at your address of record.

Reinstating Recently Sold Shares

For 120 days after you sell Class A Shares, you have the right to “reinstate” your investment by putting some or all of the proceeds into Class A Shares of the same or another series of the Company at NAV, without payment of a sales charge. It is your responsibility to inform Morgan Keegan that your purchase is a reinstatement qualifying for this treatment.

Share Certificates

The Funds do not issue share certificates.”

On pages 47 through 48 of the Prospectus, the section entitled “Management of the Funds,” is replaced in its entirety with the following:

“The Board of Directors governs the Company and oversees the Adviser as investment adviser to the Funds.

Funds’ Investment Adviser

Hyperion Brookfield Asset Management, Inc. serves as the investment adviser to the Funds. Pursuant to the Funds’ advisory agreement, the Adviser is responsible for the investment management of the Funds, including making investment decisions and placing orders to buy, sell or hold particular securities. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management, Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $95 billion of assets under management. The Adviser also serves as investment adviser to RMK Advantage Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMA; RMK High Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RMH; RMK Multi-Sector High Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RHY, RMK Strategic Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol RSF, The Hyperion Brookfield Total Return Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol HTR and The Hyperion Brookfield Strategic Mortgage Income Fund, Inc., a separately registered closed-end investment company listed on the NYSE under the ticker symbol HSM. As of June 30, 2008, the Adviser and its affiliates had approximately $22.5 billion in assets under management. The Adviser’s principal offices are located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

The Adviser is entitled to receive an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets as follows:

ANNUALIZED FEE
(AS A PERCENTAGE OF NET ASSETS)
SHORT TERM BOND FUND	0.35%
INTERMEDIATE BOND FUND	0.40%
HIGH INCOME FUND	0.75%

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement with Hyperion Brookfield is available in the Funds’ annual report dated April 30, 2008.

Portfolio Managers

The Adviser has two portfolio managers committed to the day-to-day management of the Funds. The following table identifies each Fund’s portfolio manager(s):

PORTFOLIO MANAGER(S)
SHORT TERM BOND FUND	Dana Erikson and Anthony Breaks
INTERMEDIATE BOND FUND	Dana Erikson and Anthony Breaks
HIGH INCOME FUND	Dana Erikson and Anthony Breaks

Dana E. Erikson, CFA – Mr. Erikson is the lead portfolio manager for the Funds and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined the Adviser in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Anthony Breaks, CFA – Mr. Breaks serves as co-portfolio manager for the Funds. Mr. Breaks has over 11 years of investment experience, primarily in the area of structured finance investments. Mr. Breaks is part of a separate team of fifteen investment professionals focusing on structured mortgage-related investment products. Mr. Breaks joined the Adviser in 2005. Prior to that, Mr. Breaks was with Brookfield Asset Management Inc. since 2002, where he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic collateralized debt obligation (“CDO”), and development of insurance related investment products. Prior to joining Brookfield, Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

Messrs. Erikson and Breaks have equal discretion with respect to the management of the Funds and share equally in the day-to-day portfolio management responsibilities.

The Statement of Additional Information has more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.”

On page 52 of the Prospectus, the subsection entitled “Proxy Voting Policies and Procedures,” of the section entitled, “Other Information,” is replaced in its entirety with the following:

“The Funds vote proxies related to their portfolios’ securities according to a set of policies and procedures approved by the Funds’ Board of Directors, which permit the Funds to delegate responsibility for voting the Funds’ proxies to Hyperion Brookfield, subject to the Board of Directors’ and the Fund’s Chief Compliance Officer’s oversight. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 800-HYPERION, by visiting the Funds’ website at www.hyperionbrookfield.com or by visiting the SEC’s website at www.sec.gov.”

On page 52 of the Prospectus, the subsection entitled “Portfolio Holdings Information,” of the section entitled, “Other Information,” is replaced in its entirety with the following:

“The Funds file their complete schedules of portfolio holdings on Form N-Q with the SEC no more than sixty days after the close of the Funds’ first and third quarters of their fiscal year. You may view the Funds’ Form N-Q filings, without charge, by calling 800-HYPERION or by visiting the SEC’s website at www.sec.gov. The Funds’ Form N-Q filings also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the Funds’ policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE